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                                [GRAPHIC OMITTED]


                                 FLAG INVESTORS
                        REAL ESTATE SECURITIES FUND, INC.



                          (Class A and Class B Shares)


                    Prospectus & Application -- May 1, 1998

--------------------------------------------------------------------------------


This mutual fund (the "Fund") seeks total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

Shares of the Fund are available through your securities dealer or the Fund's transfer agent. This Prospectus relates to Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund. The separate classes provide you with alternatives as to sales load and Fund expenses. (See "How to Buy Shares.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


TABLE OF CONTENTS



Fee Table ..................................     1
Financial Highlights .......................     2
Investment Program .........................     3
Risk Factors ...............................     4
Investment Restrictions ....................     4
The Fund's Net Asset Value .................     5
How to Buy Shares ..........................     5
How to Redeem Shares .......................     7
Telephone Transactions .....................     8
How to Choose the Class That Is Right
   For You .................................     8
Dealer Compensation ........................     9
Dividends and Taxes ........................     9
Management of the Fund .....................    10
Investment Advisor and Sub-Advisor .........    10
Distributor ................................    11
Custodian, Transfer Agent and
   Accounting Services .....................    11
Performance Information ....................    11
General Information ........................    12
Application ................................   A-1



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

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FEE TABLE

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Shareholder Transaction Expenses:


                                                                                         Class A            Class B
                                                                                          Shares             Shares
                                                                                      Initial Sales         Deferred
                                                                                          Charge          Sales Charge
                                                                                       Alternative        Alternative
                                                                                     ---------------  -------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ..............................................        4.50%*            None
Maximum Sales Charge Imposed on Reinvested Dividends ..............................        None              None
Maximum Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, whichever is lower) ......................................        0.50%*            4.00%**
Annual Fund Operating Expenses (as a percentage of average daily net assets):
Management Fees (net of fee waivers) ..............................................        0.32%***          0.32%***
12b-1 Fees ........................................................................        0.25%             0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B Shares) ...        0.68%             0.93%****
                                                                                         ------             ------
Total Fund Operating Expenses (net of fee waivers) ................................        1.25%***           2.00%***
                                                                                         ======             ======


-----------

   * If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Buy Shares" and "How to Redeem Shares.")
  ** You will be required to pay a contingent deferred sales charge if you redeem your Class B Shares within six years of purchase. The amount of the charge declines in relation to the time you hold your shares. Class B Shares will automatically convert to Class A Shares six years after purchase. (See "How to Redeem Shares.")
 *** The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. Absent fee waivers, Management Fees would be 0.65% of the Fund's average daily net assets and Total Fund Operating Expenses would be 1.58% of the Class A Shares' average daily net assets and 2.33% of the Class B Shares' average daily net assets.
**** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information on your investments.

Example:                                                    1 year      3 years      5 years      10 years
---------------------------------------------------------   ------      -------      -------      --------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period:*
 Class A Shares .........................................   $57         $83          $111         $ 189
 Class B Shares .........................................   $60         $93          $128         $ 196**
You would pay the following expenses on the same invest-
ment, assuming no redemption:*
 Class B Shares .........................................   $20         $63          $108         $ 196**

-----------
 * Absent fee waivers, expenses would be higher.
** Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear directly and indirectly when you invest in the Fund. If you purchase shares of either class through a financial institution, you may be charged separate fees by that institution.

     The rules of the SEC require that the maximum sales charge be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Buy Shares.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules") if you hold your shares for a long time.

                                                                               1
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

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended December 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended December 31, 1997, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.



(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                Class A Shares
                                              --------------------------------------------------
                                                                              For the Period
                                                       For the              January 3, 1995(1)
                                               Year Ended December 31,     through December 31,
                                              --------------------------  ----------------------
                                                  1997          1996               1995
                                              ------------  ------------  ----------------------
Per Share Operating Performance:
 Net asset value at beginning of
   period ..................................  $ 13.89       $ 11.20            $   10.00
                                              ---------     -------            ---------
Income from Investment Operations:
 Net investment income .....................     0.52          0.61                 0.56
 Net realized and unrealized gain on
   investments .............................     2.44          2.90                 1.21
                                              ---------     -------            ---------
 Total from Investment Operations ..........     2.96          3.51                 1.77
                                              ---------     -------            ---------
Less Distributions:
 Distributions from net investment
   income ..................................    (0.60)        (0.58)               (0.49)(2)
 Distributions from net realized
   capital gains ...........................    (0.47)        (0.22)               (0.05)
 Return of capital .........................       --         (0.02)               (0.03)(2)
                                              ---------     -------            ---------
 Total distributions .......................    (1.07)        (0.82)               (0.57)
                                              ---------     -------            ---------
 Net asset value at end of period ..........  $ 15.78       $ 13.89            $   11.20
                                              =========     =======            =========
Total Return(3) ............................    22.01%        32.70%               18.19%
Ratios to Average Daily Net Assets:
 Expenses(4) ...............................     1.25%         1.25%                1.25%(6)(7)
 Net investment income(5) ..................     3.87%         5.29%                6.09%(6)(7)

Supplemental Data:
 Net assets at end of period (000) .........  $41,773       $19,816            $   7,171
 Portfolio turnover rate ...................       35%           23%                 28%
 Average commissions per share(8) ..........  $0.0479       $0.0475                  --




                                                                Class B Shares
                                              ------------------------------------------------
                                                                             For the Period
                                                       For the             January 3, 1995(1)
                                               Year Ended December 31,    through December 31,
                                              --------------------------  --------------------
                                                  1997          1996              1995
                                              ------------  ------------    --------------
Per Share Operating Performance:
 Net asset value at beginning of
   period ..................................  $  13.84      $  11.18            $  10.00
                                              ---------     ---------           --------
Income from Investment Operations:
 Net investment income .....................      0.42          0.52                0.50
 Net realized and unrealized gain on
   investments .............................      2.42          2.89                1.20
                                              ---------     ---------           --------
 Total from Investment Operations ..........      2.84          3.41                1.70
                                              ---------     ---------           --------
Less Distributions:
 Distributions from net investment
   income ..................................     (0.50)        (0.51)              (0.42)(2)
 Distributions from net realized
   capital gains ...........................     (0.47)        (0.22)              (0.05)
 Return of capital .........................        --         (0.02)              (0.05)(2)
                                              ----------    ----------          --------
 Total distributions .......................     (0.97)        (0.75)              (0.52)
                                              ----------    ----------          --------
 Net asset value at end of period ..........  $  15.71      $  13.84            $  11.18
                                              ==========    ==========          ========
Total Return(3) ............................     21.11%        31.67%              17.40%
Ratios to Average Daily Net Assets:
 Expenses(4) ...............................      2.00%         2.00%               2.00%(6)(7)
 Net investment income(5) ..................      3.12%         4.46%               5.39%(6)(7)

Supplemental Data:
 Net assets at end of period (000) .........  $  9,799      $  5,295            $  3,016
 Portfolio turnover rate ...................        35%           23%                28%
 Average commissions per share(8) ..........  $ 0.0479      $ 0.0475                 --


-----------

(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees and the reimbursement of expenses, the ratio of expenses to average daily net assets would have been 1.58%, 2.28% and 3.25% (annualized) for Class A Shares and 2.33%, 3.03% and 4.05% (annualized) for Class B Shares for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees and the reimbursement of expenses, the ratio of net investment income to average daily net assets would have been 3.54%, 4.26% and 3.89% (annualized) for Class A Shares and 2.79%, 3.43% and 3.09% (annualized) for Class B Shares for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% for the Class A Shares and 1.90% for the Class B Shares and the ratio of net investment income to average net assets was 5.95% for the Class A Shares and 5.25% for the Class B Shares.
(8) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

2
--------------------------------------------------------------------------------

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INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective and Policies

      The investment objective of the Fund is total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

      Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts ("REITs"), master limited partnerships that invest in interests in real estate and that are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. When the Fund invests in REITs or master limited partnerships, shareholders indirectly bear a proportionate share of the operating expenses of the underlying entity, in addition to the similar expenses of the Fund. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

      REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

      Under normal conditions the portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads.

      The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. The debt securities purchased by the Fund will be of investment grade or better quality (i.e., of a quality equivalent to the ratings Baa or better of Moody's Investors Service, Inc. ("Moody's") or BBB or better of Standard & Poor's Ratings Group ("S&P"). While classified as "investment grade," securities rated Baa by Moody's or BBB by S&P have speculative characteristics. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

      For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at the time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Fund's investment advisor or subadvisor at the time of purchase and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's at the time of purchase, and may hold a portion of its assets in cash. The Fund has the ability to invest in warrants, futures contracts and options, but has no intention to do so during the coming year.

      Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

Repurchase Agreements

      The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


                                                                               3
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

--------------------------------------------------------------------------------

When-Issued Securities


      The Fund may purchase securities, at their current market value, on a forward commitment or when-issued basis. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or when-issued basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.


 RISK FACTORS

--------------------------------------------------------------------------------

      Because the Fund invests primarily in the real estate industry, its investments may be subject to certain risks. These risks include: declines in the value of real estate, risks related to general local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and your investment when redeemed may be worth more or less than the original cost.

      Because the Fund may invest in REITs, it may also be subject to certain risks associated with the direct investments of the REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, have limited diversification and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

      Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see "Repurchase Agreements" and "When-Issued Securities."

INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      The following investment restrictions numbered 1 and 2 are matters of fundamental policy and may not be changed without shareholder approval. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:


1) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;


2) Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); or

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


4
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


--------------------------------------------------------------------------------

 THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------

      The following sections describe how to buy and redeem shares of the Fund.

      The price you pay or receive is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem shares of either class, the price you receive may be reduced by a sales charge. Read the sections on how to buy shares and how to redeem shares for details on how and when these charges may or may not be imposed.

      The net asset value per share of each class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ from time to time.

      In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

HOW TO BUY SHARES

--------------------------------------------------------------------------------

      You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Purchase Price

      The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule.

                                        Class A Sales
                                       Charge as % of
                                  -------------------------
                                   Offering     Net Amount     Class B Sales
Amount of Purchase                   Price       Invested         Charge
-------------------------------   ----------   ------------   --------------
Less than   $ 50,000 ..........   4.50%        4.71%               None
$   50,000 - $ 99,999..........   3.50%        3.63%               None
$  100,000 - $249,999 .........   2.50%        2.56%               None
$  250,000 - $499,999 .........   2.00%        2.04%               None
$  500,000 - $999,999..........   1.50%        1.52%               None
$1,000,000 and over ...........   None         None                None

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may have to pay a sales charge when you redeem your shares. Refer to the section on how to redeem shares for details.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are also purchasing Class A shares of this or any other Flag Investors fund or if you already have investments in Class A or Class D shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1)  If you are buying shares in any of the following types of accounts:

    (i) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner;

     (ii)  A qualified retirement plan;

    (iii) A Flag Investors fund payroll savings plan program.

2) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

3) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

4) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Distributor, the Advisors and any broker-dealer authorized to sell shares of the Fund.

Purchases by Exchange

      You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A or B Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange at any time on 60 days' prior written notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.


4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Redemption Price

      The price you receive when you redeem shares will be the net asset value of the class of shares you are redeeming less any applicable sales charge. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

Sales Charge as a Percentage of the Dollar Amount
                Subject to Charge
--------------------------------------------------
                            Class A       Class B
Years Since Purchase        Shares        Shares
----------------------   ------------   ----------
First ................   0.50%*         4.00%
Second ...............   0.50%*         4.00%
Third ................   None           3.00%
Fourth ...............   None           3.00%
Fifth ................   None           2.00%
Sixth ................   None           1.00%
Thereafter ...........   None             None

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1,000,000 or more.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) The sales charge is applied to the lesser of the cost of the shares or their current market value.

2) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

3) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

4) If you acquired the shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If shares are being redeemed in your account following your death or a determination that you are


                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    disabled. This waiver applies only under the following conditions:

    (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.


4) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

Other Redemption Information

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.


TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six

8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

      In general, if you intend to invest more than $100,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares.

      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DEALER COMPENSATION

--------------------------------------------------------------------------------

      Your securities dealer is paid a commission when you buy shares and is paid a servicing fee for as long as you hold your shares.

                              Dealer Compensation as a % of
                                     Offering Price
                            ---------------------------------
Amount of Purchase           Class A Shares    Class B Shares
--------------------------  ----------------  ---------------
Less than   $ 50,000 ..     4.00%             4.00%
$ 50,000  - $ 99,999 ..     3.00%             4.00%
$ 100,000 - $249,999 ..     2.00%             4.00%
$ 250,000 - $499,999 ..     1.50%             4.00%
$ 500,000 - $999,999 ..     1.25%             4.00%
$1,000,000 and over ...        *              4.00%
--------------------------  ----              ----

* Your securities dealer may be paid up to 1.00% of the Offering Price

      In addition to the commissions shown above, your securities dealer may be paid an annual fee equal to 0.25% of the value of your Class A Shares or Class B Shares for as long as you hold them. The annual fee will begin when you buy your shares.

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its net investment company taxable income (including net short-term capital gains) in the form of monthly dividends. The Fund also intends to distribute to shareholders any net capital gains (the excess of net long-term capital gains over net short-term capital losses) on an annual basis.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local tax treatment of the Fund or its shareholders and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding specific questions.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended, so that the Fund will not pay federal income tax on net investment company taxable income and net capital gains distributed to its shareholders. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

      You will be taxed on dividends from the Fund's net investment company taxable income as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Capital gains distributions from the Fund are classified as either short-term, long-term or mid-term depending upon how long the Fund held the securities it sold to generate the gains. You will be taxed on the distributions according to the category stipulated by the Fund regardless of how long you have held your Fund shares. Only a portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction available to corporate shareholders. You will be advised annually as to the federal income tax status of all distributions.

      Dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been paid by the Fund and received by you on December 31 of the year in which the dividends were declared.

      The sale, exchange, or redemption of Fund shares is a taxable event for you.


                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Advisors and to the Distributor. A majority of the Directors of the Fund are not affiliated with the Advisors or the Distributor.


INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is the investment advisor to mutual funds with approximately $6.5 billion of net assets as of December 31, 1997. In addition to this Fund, these include other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ABKB/LaSalle is a registered investment advisor and together with its affiliates had, as of December 31, 1997, approximately $3.1 billion in real estate securities under management, almost all of which is in domestic real estate securities. ABKB/LaSalle was formed on November 1, 1994 to acquire the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Realty Advisors Corporation. ABKB/LaSalle, together with its predecessors, has provided investment advice to pension funds and other institutional investors with respect to investments in real estate securities since 1985, although it had not previously acted as investment advisor or sub-advisor to a mutual fund.

      ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABKB/LaSalle certain of its duties, provided that ICC continues to supervise the performance of ABKB/LaSalle and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABKB/LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. The Board has established procedures under which ABKB/LaSalle may allocate transactions to certain affiliates, provided that compensation on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABKB/LaSalle may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      ICC and ABKB/LaSalle currently intend to waive, on a voluntary basis, their annual fees to the extent necessary so that the Fund's annual expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. As compensation for its services for the fiscal year ended December 31, 1997, ICC received a fee (net of fee waivers) equal to 0.32% of the Fund's average daily net assets and, for the same period, ICC paid ABKB/LaSalle a fee (net of fee waivers) equal to 0.20% of the Fund's average daily net assets.

      ICC is an indirect subsidiary of Bankers Trust Corporation. ABKB/LaSalle, a Maryland limited partnership, is one of several entities through which LaSalle Partners Incorporated and its affiliates conduct real estate investment advisory and related businesses. ABKB/LaSalle is controlled indirectly by DEL-LPL Limited Partnership, a Delaware limited partnership.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


Portfolio Managers

      William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets from its inception.

10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Mr. Morrill, Managing Director of ABKB/LaSalle, has nearly 18 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

      Mr. Pauley, Senior Vice President of ABKB/LaSalle, has over 12 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.


DISTRIBUTOR

--------------------------------------------------------------------------------


      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of each class of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with either the Advisor or the Sub-Advisor.

      The Fund has adopted a Distribution Agreement and related Plans of Distribution with respect to the Class A and Class B Shares (the "Plans"), pursuant to Rule 12b-1 under the 1940 Act. In addition, the Fund may enter into agreements with certain financial institutions, including certain banks and BT Alex. Brown Incorporated, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      As compensation for providing distribution services for the Class A Shares for the period from August 31, 1997 through December 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the average daily net assets of the Class A Shares.

      As compensation for providing distribution and shareholder services for the Class B Shares for the period from August 31, 1997 through December 31, 1997, the Distributor received a distribution fee equal to 0.75% (annualized) of the Class B Shares' average daily net assets and a shareholder servicing fee equal to 0.25% of the Class B Shares' average daily net assets. The distribution fee is used to compensate the Distributor for its services and expenses in distributing the Class B Shares. The shareholder servicing fee is used to compensate the Distributor, securities dealers and servicing agents for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information on your investments.

      Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. ICC Distributors or the Advisor and their respective affiliates may make payments from their own resources to securities dealers and servicing agents. Payments by the Distributor may include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1997, ICC received a fee equal to 0.09% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation acts as custodian of the Fund's assets. (See the Statement of Additional Information.)


 PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure, over one-, five- and

                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be compounded by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national financial and industry publication that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.


      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which your shares may be purchased, although not included in calculations of performance, will reduce your performance results.

GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of Shares


      The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on May 2, 1994 and is authorized to issue 15 million shares of capital stock, with a par value of $.001 per share. Each share has one vote and is entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is December 31.


      The Board of Directors of the Fund is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Real Estate Securities Fund Class A Shares" and "Flag Investors Real Estate Securities Fund Class B Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund has another class of shares, "Flag Investors Real Estate Securities Fund Institutional Shares." Additional information concerning the Fund's Institutional Shares may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A or Class B Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution/service fees or sales load structures, and accordingly, the net asset value per share of the classes may differ at times.

Annual Meetings

      The Fund does not expect to hold annual meetings of shareholders unless required by Maryland law. Shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Reports


      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.


Shareholder Inquiries


      If you have questions concerning your shares, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or your securities dealer or servicing agent.


12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.

                          (Class A and Class B Shares)




                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



        Sub-Advisor                                    Distributor
       ABKB/LaSALLE                               ICC DISTRIBUTORS, INC.
SECURITIES LIMITED PARTNERSHIP                         P.O. Box 7558
   100 East Pratt Street                           Portland, Maine 04101
 Baltimore, Maryland 21202




        Transfer Agent                            Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                  COOPERS & LYBRAND L.L.P.
        One South Street                          2400 Eleven Penn Center
    Baltimore, Maryland 21202                Philadelphia, Pennsylvania 19103
        1-800-553-8080




        Custodian                                       Fund Counsel
   BANKERS TRUST COMPANY                        MORGAN, LEWIS & BOCKIUS LLP
    130 Liberty Street                             2000 One Logan Square
  New York, New York 10006                     Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

               FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors       For assistance in completing this
 Real Estate Securities                     Application please call:
Fund, Inc." and mail with this              1-800-553-8080 Monday through
Application to:                             Friday, 8:30 a.m. to 5:30 p.m.
Flag Investors Funds                        (Eastern Time).
P.O. Box 419663

Kansas City, MO 64141-6663                  To open an IRA account, please call
Attn: Flag Investors Real Estate            1-800-767-3524 for an IRA
Securities Fund, Inc.                       information kit.


I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate amount of purchase)

[ ] Class A Shares (4.5% maximum initial sales charge) in the amount of $_______
[ ] Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $_______


                    Your Account Registration (Please Print)


Existing Account No.,if any:  ___________________

Individual or Joint Tenant


________________________________________________________
First Name     Initial        Last Name


________________________________________________________
Social Security Number


________________________________________________________
Joint Tenant    Initial       Last Name



Corporations, Trusts, Partnerships, etc.

________________________________________________________
Name of Corporation, Trust or Partnership


____________________   _____________________
Tax ID Number          Date of Trust


________________________________________________________
Name of Trustees (If to be included in the Registration)


________________________________________________________
For the Benefit of

Gifts to Minors

______________________________________________________________________
Custodian's Name (only one allowed by law)


______________________________________________________________________
Minor's Name (only one)



_______________________________    ___________________________________
Social Security Number of Minor    Minor's Date of Birth (Mo./Day/Yr.)



under the __________________________ Uniform Gifts to Minors Act
             State of Residence


Mailing Address


______________________________________________________________________
Street


______________________________________________________________________
City                                                     State     Zip

(____)________________________________________________________________
Daytime Phone


                           Letter of Intent (Optional)



[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying Prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares, as shown below, in an aggregate amount at least equal to:
       [ ] $50,000  [ ] $100,000  [ ] $250,000  [ ] $500,000  [ ] $1,000,000



                        Right of Accumulation (Optional)


List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for reduced sales charges.

    Fund Name            Account No.         Owner's Name           Relationship
    ---------            -----------         ------------           ------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                              Distribution Options


Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

       Income Dividends                   Capital Gains
       [ ] Reinvested in additional shares [ ] Reinvested in additional shares
       [ ] Paid in Cash                    [ ] Paid in Cash
Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)


[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $____________ in Class A Shares or $___________ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class
Subsequent Investments (check one):
[ ] Monthly ($100 minimum per class)     [ ] Quarterly ($250 minimum per class)

                                                   Please attach a voided check.

______________________________      ____________________________________________
Bank Name                           Depositor's Signature            Date


______________________________      ____________________________________________
Existing Flag Investors Fund        Depositor's Signature            Date
Account No., if any                 (if joint acct., both must sign)

                      Systematic Withdrawal Plan (Optional)


[ ] Beginning the month of ____________, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $___________ from Class A Shares and/or $___________ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)


Frequency (check one):     [ ] Monthly
                           [ ] Quarterly (January, April, July and October)


                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:


No, I/We do not want:      [ ] Telephone redemption privileges
                           [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

Bank:                               Bank Account No.:
     ----------------------------                    ---------------------------

Address:                            Bank Account Name:
        -------------------------                    ---------------------------

        -------------------------

                      Signature and Taxpayer Certification


 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.


 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
[ ] I certify that (1) the number shown above on this form is the correct
    Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
[ ] If no Tax ID Number or Social Security Number has been provided above,
    I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).
[ ] Non-U.S. Citizen/Taxpayer:
[ ] Indicated country of residence for tax purposes:----------------------------
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.



I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.


The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------    -------------------------------------------
Signature                 Date      Signature (if joint acct.,
                                               both  must sign)            Date

--------------------------------------------------------------------------------
 For Dealer Use Only

Dealer's Name:                          Dealer Code:
              -------------------------             ----------------------------

Dealer's Address:                       Branch Code:
              -------------------------             ----------------------------

              -------------------------

Representative:                         Rep. No.:
              -------------------------             ----------------------------

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


                                 FLAG INVESTORS

                       REAL ESTATE SECURITIES FUND, INC.
                             (Institutional Shares)


                    Prospectus & Application -- May 1, 1998


--------------------------------------------------------------------------------


This mutual fund (the "Fund") seeks total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through your securities dealer or the Fund's transfer agent and may be purchased only by eligible institutions, certain qualified retirement plans, or investment advisory affiliates of BT Alex. Brown Incorporated ("BT Alex. Brown"). (See "How to Buy Institutional Shares.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at
(800) 767-FLAG.



TABLE OF CONTENTS
Fee Table ..................................     1
Financial Highlights .......................     2
Investment Program .........................     3
Risk Factors ...............................     4
Investment Restrictions ....................     4
The Fund's Net Asset Value .................     5
How to Buy Institutional Shares ............     5
How to Redeem Institutional Shares .........     6
Telephone Transactions .....................     6
Dividends and Taxes ........................     6
Management of the Fund .....................     7
Investment Advisor and Sub-Advisor .........     7
Distributor ................................     8
Custodian, Transfer Agent and
   Accounting Services .....................     8
Performance Information ....................     8
General Information ........................     9
Application ................................   A-1


 THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEE TABLE

--------------------------------------------------------------------------------
Shareholder Transaction Expenses:


Maximum Sales Charge Imposed on Purchases ...................................  None
Maximum Sales Charge Imposed on Reinvested Dividends ........................  None
Maximum Deferred Sales Charge ...............................................  None

Annual Fund Operating Expenses (as a percentage of average daily net assets):

Management Fees (net of fee waivers) ........................................  0.32%*
12b-1 Fees ..................................................................  None
Other Expenses ..............................................................  0.68%
                                                                               ------
Total Fund Operating Expenses (net of fee waivers) ..........................  1.00%*
                                                                               ======

-----------
* The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed 1.00% of the Institutional Shares' average daily net assets. Absent fee waivers, Management Fees would be 0.65% of the Fund's average daily net assets and Total Fund Operating Expenses would be 1.33% of the Institutional Shares' average daily net assets.

Example:                                                   1 year     3 years     5 years     10 years
-------                                                    --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption
at the end of each time period:* .......................   $10        $32         $55         $122


-----------
* Absent fee waivers, expenses would be higher.


The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


     The purpose of the above table is to describe the various costs and expenses that you will bear indirectly when you invest in Institutional Shares. If you purchase Institutional Shares through a financial institution, you may be charged separate fees by that institution.



                                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights included in this table have been derived from the Fund's financial statements for the period indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended December 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended December 31, 1997 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                             For the Period
                                                            March 31, 1997(1)
                                                                 through
                                                            December 31, 1997
                                                           ------------------
Per Share Operating Performance:
 Net asset value at beginning of period ................       $ 14.19
                                                               -------

Income from Investment Operations:
 Net investment income .................................          0.47
 Net realized and unrealized gain on
   investments .........................................          2.14
                                                               -------
 Total from Investment Operations ......................          2.61
                                                               -------

Less Distributions:
 Dividends from net investment income ..................         (0.42)
 Distributions from net realized capital gains .........         (0.47)
                                                               --------
 Total distributions ...................................         (0.89)
                                                               --------
 Net asset value at end of period ......................       $ 15.91
                                                               ========
Total Return ...........................................         18.84%

Ratios to Average Daily Net Assets:
 Expenses(2)............................................          1.00%(4)
 Net investment income(3)...............................          4.30%(4)

Supplemental Data:
 Net assets at end of period (000) .....................       $   288
 Portfolio turnover rate ...............................            35%(4)
 Average commissions per share .........................       $0.0479

----------------
(1) Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.39% (annualized) for the period ended
    December 31, 1997.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 3.91% (annualized) for the period ended December 31, 1997.
(4) Annualized.


2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective and Policies

      The investment objective of the Fund is total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

      Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts ("REITs"), master limited partnerships that invest in interests in real estate and that are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. When the Fund invests in REITs or master limited partnerships, shareholders indirectly bear a proportionate share of the operating expenses of the underlying entity, in addition to the similar expenses of the Fund. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

      REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

      Under normal conditions the portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads.


      The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. The debt securities purchased by the Fund will be of investment grade or better quality (i.e., of a quality equivalent to the ratings Baa or better of Moody's Investors Service, Inc. ("Moody's") or BBB or better of Standard & Poor's Ratings Group ("S&P")). While classified as "investment grade," securities rated Baa by Moody's or BBB by S&P have speculative characteristics. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

      For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at the time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Fund's investment advisor or sub-advisor at the time of purchase and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's at the time of purchase, and may hold a portion of its assets in cash. The Fund has the ability to invest in warrants, futures contracts and options, but has no intention to do so during the coming year.


      Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

Repurchase Agreements

      The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may expose the Fund to possible loss because of adverse market

                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

action or delay in connection with the disposition of the underlying obligations.

When-Issued Securities

      The Fund may purchase securities, at their current market value, on a forward commitment or when-issued basis. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or when-issued basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

RISK FACTORS

--------------------------------------------------------------------------------

      Because the Fund invests primarily in the real estate industry, its investments may be subject to certain risks. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and your investment when redeemed may be worth more or less than the original cost.

      Because the Fund may invest in REITs, it may also be subject to certain risks associated with the direct investments of the REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, have limited diversification and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

      Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see "Repurchase Agreements" and "When--Issued Securities."

INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      The following investment restrictions numbered 1 and 2 are matters of fundamental policy and may not be changed without shareholder approval. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;

2) Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); or

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------

      The following sections describe how to buy and redeem shares of the Fund.

      The price you pay or receive is based on the Fund's net asset value per share. The net asset value per share of a class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

HOW TO BUY INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

      You may buy Institutional Shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution).

      o   A qualified retirement plan with assets of at least $75 million.

      o An investment advisory affiliate of BT Alex. Brown purchasing shares for the accounts of your investment advisory clients.

      You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which incudes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      If you are an eligible institution, your initial investment must be at least $500,000. There are no minimum initial investments for qualified retirement plans or investment advisory affiliates of BT Alex. Brown. There are no minimums for subsequent investments.

Purchases by Exchange

      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice.

      You may request an exchange through your securities dealer or your servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by express mail or telephone.

Other Information

      In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued.


HOW TO REDEEM INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

      You may redeem your shares through your securities dealer or your servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by telephone (if you are redeeming less than $500,000). You will be paid for redeemed shares by wire transfer of funds to your

                                                                               5
--------------------------------------------------------------------------------

REAL ESTATE
--------------------------------------------------------------------------------

securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.

TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by express mail or facsimile. (See "How to Buy Institutional Shares-Purchases by Exchange" and "How to Redeem Institutional Shares.")

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment company taxable income (including net short-term capital gains) in the form of monthly dividends. The Fund also intends to distribute to shareholders any net capital gains (the excess of net long-term capital gains over net short-term capital losses) on an annual basis.

      Unless you elect otherwise, all income dividends and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at net asset value. You may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent, either directly or through your securities dealer or servicing agent, at least five days before the next date on which dividends or distributions will be paid.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local tax treatment of the Fund or its shareholders and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding specific questions. The Statement of Additional Information sets forth further information concerning taxes.

      The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended, so that the Fund will not pay federal income tax on net investment company taxable income and net capital gains distributed to its shareholders. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

      You will be taxed on dividends from the Fund's net investment company taxable income as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Capital gains distributions from the Fund are classified as either short-term, long-term or mid-term depending upon how long the Fund held the securities


6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

it sold to generate the gains. You will be taxed on the distributions according to the category stipulated by the Fund regardless of how long you have held your Fund shares. Only a portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction available to corporate shareholders. You will be advised annually as to the federal income tax status of all distributions.

      Dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been paid by the Fund and received by you in the year in which the dividends were declared.

      The sale, exchange, or redemption of Institutional Shares is a taxable event for you.


MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund's executive officers, to the Advisors and to the Distributor. A majority of Directors of the Fund are not affiliated with the Advisors or the Distributor.


INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is the investment advisor to mutual funds with approximately $6.5 billion of net assets as of December 31, 1997. In addition to this Fund, these include other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ABKB/LaSalle is a registered investment advisor and together with its affiliates had, as of December 31, 1997, approximately $3.1 billion in real estate securities under management, almost all of which is in domestic real estate securities. ABKB/LaSalle was formed on November 1, 1994 to acquire the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Realty Advisors Corporation. ABKB/LaSalle, together with its predecessors, has provided investment advice to pension funds and other institutional investors with respect to investments in real estate securities since 1985, although it had not previously acted as investment advisor or sub-advisor to a mutual fund.

        ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABKB/LaSalle certain of its duties, provided that ICC continues to supervise the performance of ABKB/LaSalle and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABKB/LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. The Board has established procedures under which ABKB/LaSalle may allocate transactions to certain affiliates, provided that compensation on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABKB/LaSalle may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      ICC and ABKB/LaSalle currently intend to waive, on a voluntary basis, their annual fees to the extent necessary so that the Fund's annual expenses do not exceed 1.00% of the Institutional Shares' average daily net assets. As compensation for its services for the fiscal year ended December 31, 1997, ICC received a fee (net of fee waivers) equal to 0.32% of the Fund's average daily net assets and, for the same period, ICC paid ABKB/LaSalle a fee (net of fee waivers) equal to 0.20% of the Fund's average daily net assets.

      ICC is an indirect subsidiary of Bankers Trust Corporation. ABKB/LaSalle, a Maryland limited partnership, is one of several entities through which LaSalle Partners Limited Incorporated and its

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

affiliates conduct real estate investment advisory and related businesses. ABKB/LaSalle is controlled indirectly by DEL-LPL Limited Partnership, a Delaware limited partnership.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


Portfolio Managers

      William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets from its inception.


      Mr. Morrill, Managing Director of ABKB/LaSalle, has nearly 18 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

      Mr. Pauley, Senior Vice President of ABKB/LaSalle, has over 12 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.


DISTRIBUTOR

--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of each class of the Fund's shares since August 31, 1997. ICC Distributors receives no compensation for distributing the Institutional Shares. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with either the Advisor or the Sub-Advisor.

      ICC Distributors bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders. The Advisor or its affiliates may make payments from their own resources to securities dealers and servicing agents.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1997, ICC received a fee equal to 0.09% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.


      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the accounts through which your shares may be purchased, although not included in calculations of performance, will reduce your performance results.


GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of Shares


      The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on May 2, 1994 and is authorized to issue 15 million shares of capital stock, with a par value of $.001 per share. Each share has one vote and is entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is December 31.

      The Board of Directors of the Fund is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Real Estate Securities Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund has two other classes of shares, "Flag Investors Real Estate Securities Fund Class A Shares" and "Flag Investors Real Estate Securities Fund Class B Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisoryfee, but the classes may have different distribution/ service fees or sales load structures and, accordingly, the net asset value per share of the classes may differ at times.

Annual Meetings

      The Fund does not expect to hold annual meetings of shareholders unless required by Maryland law. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholder Inquiries

      If you have questions concerning your Institutional Shares, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or servicing agent.

                                                                               9
--------------------------------------------------------------------------------

               FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.
                            (INSTITUTIONAL SHARES)
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Send completed Application by overnight    For assistance in completing this
carrier to:                                Application please call:
 Flag Investors Funds                      1-800-553-8080, Monday through
 330 West 9th Street, First Floor          Friday, 8:30 a.m. to
 Kansas City, MO 64105                     5:30 p.m. (Eastern Time).

Attn: Flag Investors Real Estate
Securities Fund, Inc.

If you are paying by check, make check payable to "Flag Investors Real Estate Securities Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
--------------------------------------------------------------------------------
                    Your Account Registration (Please Print)


Name on Account                            Mailing Address

______________________________________     _____________________________________
Name of Corporation, Trust or              Name of Individual to Receive
Partnership                                Correspondence

______________________________________     _____________________________________
Tax ID Number                              Street

/ / Corporation / / Partnership / / Trust  _____________________________________
/ / Non-Profit or Charitable Organization  City                   State    Zip
/ / Other________                          (  )
                                           _____________________________________
If a Trust, please provide the following:  Daytime Phone


________________________________________________________________________________
Date of Trust                 For the Benefit of

________________________________________________________________________________
Name of Trustees (If to be included in the Registration)

                               Initial Investment

Indicate the amount to be invested and the method of payment:

__ A. By Mail: Enclosed is a check in the amount of $_______ payable to Flag Investors Real Estate Securities Fund, Inc.

__ B. By Wire: A bank wire in the amount of $______ has been sent from____________________  _____________________
        Name of Bank       Wire Control Number
     Wire Instructions
     Follow the instructions below to arrange for a wire transfer for initial investment:

     o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.

     o Call 1-800-553-8080 to obtain new investor's Fund account number.

     o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:

       IFTC

       a/c Flag Investors Funds

       Acct. # 7518625
       ABA # 1010-0362-1
       Kansas City, Missouri 64105
     Please include the following information in the wire:

     o Flag Investors Real Estate Securities Fund, Inc. -- Institutional Shares

     o The amount to be invested

     o "For further credit to _________________________________."
                               (Investor's Fund Account Number)

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
     Income Dividends                       Capital Gains
     [ ] Reinvested in additional shares    [ ] Reinvested in additional shares
     [ ] Paid in cash                       [ ] Paid in cash

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I do not want:
[ ] Telephone redemption privileges   [ ] Telephone exchange privileges

              Redemptions effected by telephone will be wired to the bank account designated below.

                            Bank Account Designation
                        (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.
________________________________________________________________________________
Name of Bank                        Branch

________________________________________________________________________________
Bank Address                        City/State/Zip

________________________________________________________________________________
Name(s) on Account

________________________________________________________________________________
Account Number                      A.B.A. Number

                    Acknowledgment, Certificate and Signature

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

[ ] U.S. Citizen/Taxpayer:
     [ ] I certify that (1) the number shown above on this form is the correct Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or
          (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
     [ ] If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

 [ ] Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:______________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

________________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc. Date

________________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc. Date

                  Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any _________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.


__________________________________      ______________________________________
Name/Title                              Signature                   Date

__________________________________      ______________________________________
Name/Title                              Signature                   Date

__________________________________      ______________________________________
Name/Title                              Signature                   Date

__________________________________      ______________________________________
Name/Title                              Signature                   Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

                            Certificate of Authority

Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I ___________________, Secretary of the above-named investor, do hereby certify that at a meeting on---------- , at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor:

This ___ day of ________, 199__    Secretary___________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

________________________________________________________________________________
Signature and title                                Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

________________________________________________________________________________
Signature and title                                Date

________________________________________________________________________________
Signature and title                                Date

--------------------------------------------------------------------------------

                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.
                            (Institutional Shares)







                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202


            Sub-Advisor                                   Distributor
      ABKB/LaSALLE SECURITIES                        ICC DISTRIBUTORS, INC.
        LIMITED PARTNERSHIP                             P.O. Box 7558
       100 East Pratt Street                         Portland, Maine 04101
     Baltimore, Maryland 21202



            Transfer Agent                          Independent Accountants
     INVESTMENT COMPANY CAPITAL CORP.               COOPERS & LYBRAND L.L.P.
           One South Street                         2400 Eleven Penn Center
       Baltimore, Maryland 21202              Philadelphia, Pennsylvania 19103
            1-800-553-8080



               Custodian                                  Fund Counsel
         BANKERS TRUST COMPANY                    MORGAN, LEWIS & BOCKIUS LLP
          130 Liberty Street                          2000 One Logan Square
       New York, New York 10006                Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION





                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202







            THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.









             Statement of Additional Information Dated: May 1, 1998

                         Relating to Prospectuses Dated:
                 May 1, 1998 for the Class A and Class B Shares
                                       and
                            the Institutional Shares




                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

 1.      General Information and History........................................................................  1

 2.      Investment Objective and Policies......................................................................  1

 3.      Valuation of Shares and Redemption.....................................................................  6

 4.      Federal Tax Treatment of Dividends and
           Distributions........................................................................................  7

 5.      Management of the Fund.................................................................................  9

 6.      Investment Advisory and Other Services................................................................. 14

 7.      Distribution of Fund Shares............................................................................ 15

 8.      Brokerage.............................................................................................. 18

 9.      Capital Stock.......................................................................................... 19

10.      Semi-Annual Reports.................................................................................... 20

11.      Custodian, Transfer Agent, and Accounting Services .................................................... 20


12.      Independent Accountants ............................................................................... 21

13       Legal Matters...........................................................................................21

14.      Performance Information................................................................................ 21

15.      Control Persons and Principal Holders of
           Securities........................................................................................... 23

16.      Financial Statements................................................................................... 23

         Appendix.............................................................................................. A-1



1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Real Estate Securities Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Real Estate Securities Fund Class A Shares ("Class A Shares"), Flag Investors Real Estate Securities Fund Class B Shares ("Class B Shares") and Flag Investors Real Estate Securities Fund Institutional Shares ("Institutional Shares"). As used herein, the "Fund" refers to Flag Investors Real Estate Securities Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.


        Important information concerning the Fund is included in the Fund's current Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers and Shareholder Servicing Agents that offer shares of the respective classes of the Fund ("Shares") to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on May 2, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933. The Fund commenced operations on January 3, 1995. The Fund began offering Institutional Shares on March 31, 1997.

        Under a license agreement dated August 23, 1994 between the Fund and Alex. Brown Incorporated (now BT Alex. Brown Incorporated), Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

        The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked it service providers whether they expect to have their computer systems adjusted for the year 2000 transition and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business, experience difficulties as a result of year 2000 issues.



2.      INVESTMENT OBJECTIVE AND POLICIES


        The Fund's investment objective is total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry. Equity securities include common stock, rights or warrants to purchase common stock, preferred stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

Real Estate Investment Trusts

        Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.




        REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Master Limited Partnerships

        The Fund intends to invest in partnership units of real estate companies organized as master limited partnerships whose ownership interests are publicly traded. For federal income tax purposes, an entity treated as a partnership is not itself a taxpaying entity. Instead, each partner in a partnership is required to take into account in computing his income tax liability his allocable share of the income, gain, loss, deductions and credits of the partnership. Master limited partnerships often own several properties or businesses which are related to real estate development or are themselves heavily invested in real estate. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. The Fund will invest only in partnership units of master limited partnerships that are traded on a national securities exchange.

Debt Securities

        Up to 35% of the Fund's total assets may be invested in debt securities (which do not include for purposes of this investment policy convertible debt securities that the Fund's investment advisor (the "Advisor") or sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") believes have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, of comparable quality as determined by the Advisor or Sub-Advisor. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisor will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Advisor's or Sub-Advisor's investment criteria.

        Certain of the debt securities in which the Fund may invest may be zero coupon or other original issue discount securities that pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity.

        The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher rated fixed-income securities. The market value of lower rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.

Risks of Investment in Real Estate Securities

        Even though the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

        The risks of ownership of partnership units of master limited partnerships include those related to changes in economic conditions or changes in real estate and specific property values. One added risk of master limited partnerships is that they do not allow for election of independent directors or trustees to oversee the policies of the partnership. Rather, they rely on a general partner to exercise fiduciary responsibilities.

        In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Money Market Securities

         From time to time the Fund may purchase high-quality short-term debt securities, commonly known as money market securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchange. Maturities are generally six months or less.

        The commercial paper that may be purchased includes variable amount master demand notes, which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate that varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisor or Sub-Advisor, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisor or Sub-Advisor will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Futures Contracts and Options on Futures Contracts

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities that initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. A purchase of an option involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions are (1) for bona fide hedging purposes, or (2) for other purposes to the extent that the aggregate initial margin deposits and premiums do not exceed 5% of the liquidation value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts it has entered into). Margins and premiums on bona fide hedging positions are excluded from this 5% limit. The Advisor reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain that might result from an increase in the value of such position. The Fund will establish a segregated account to cover its positions in options and futures transactions. These segregated accounts will be maintained with the Fund's custodian and will be comprised of liquid assets. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value, while income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's Advisor or Sub-Advisor. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. This practice involves the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.


        The Fund will establish segregated accounts with its custodian and will maintain liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Investment Restrictions

        The Fund's investment program is subject to a number of restrictions that reflect self-imposed standards as well as federal regulatory limitations. The restrictions recited below are in addition to those described in the Fund's prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. Accordingly, the Fund will not:

        1. Borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

        2. Invest in real estate, real estate limited partnership interests or mortgages on real estate, provided that the Fund may invest in marketable securities of companies that invest in real estate, real estate investment trusts and exchange-traded master limited partnerships and may purchase securities secured or otherwise supported by interests in real estate.

        3. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures.

        4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

        5. Issue senior securities, provided that the Fund may invest in financial futures and options on such futures.

        6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.

        7. Effect short sales of securities.

        8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

        9. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The Fund's net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the NAV computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with a third party to place orders up to the same time as other shareholders.


Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


        Under normal circumstances, the Fund will redeem shares by check or wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming Shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described in the Prospectus under "The Fund's Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund expects to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income

(including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition, at the close of each quarter of the Fund's taxable year,
(1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other
RICs), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M of the Code, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).


        If capital gain distributions have been made with respect to Shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of Shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the Shares have been held for more than eighteen months, mid-term capital gain or loss if the Shares have been held for more than twelve but less than eighteen months and otherwise generally will be treated as a short-term capital gain or loss.

        Investors purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.


        If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

        The Fund's investments in partnership units of master limited partnerships, which are taxable as partnerships, will generally not produce income of a type required for qualification as a RIC as discussed above. Holders of partnership units of such master limited partnerships are required to take into account their allocable share of each item of the partnership's income and loss in computing their individual tax liabilities. Further, each such item of income generally retains the same tax attributes in the hands of the unit holder as it has in the hands of the partnership. Accordingly, items of income derived from such master limited partnership units generally will not qualify as "interest" or "dividends" and if the aggregate of such income and any other nonqualifying income of the Fund exceeds 10% of the Fund's gross income, the Fund would not be eligible for the special tax treatment afforded RICs. As a result, the Fund intends to limit its investments in partnership units of master limited partnerships.


        Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.


5.      MANAGEMENT OF THE FUND

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.


*RICHARD T. HALE, Chairman (7/17/45)
         Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director (10/27/26)
         Managing Director Emeritus, BT Alex. Brown Incorporated; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated); Vice Chairman, Alex. Brown Capital Advisory & Trust Company and Director, Investment Company Capital Corp. (registered investment advisor).


JAMES J. CUNNANE, Director (3/11/38)
         CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense)(1989-1993) and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and D.P. Mann Holdings (insurance); Formerly, Director, AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, ESQ.,  Director (4/20/36)
        Fulbright and Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P.
        (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).


WILLIAM K. MORRILL, JR., President (6/2/37)
        Managing Director, ABKB/LaSalle Securities Limited Partnership, 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with ABKB/LaSalle or its predecessors since 1985.

KEITH R. PAULEY, Executive Vice President (9/27/63)
        Senior Vice-President, ABKB/LaSalle Securities Limited Partnership, 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with ABKB/LaSalle or its predecessors since 1986.


JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-1995.

AMY M. OLMERT, Secretary (5/14/63)
        Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
        Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991- April 1994.
----------
        * Messrs. Hale and Semans are Directors who are "interested persons," as defined in the Investment Company Act.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of four funds and as a Director of eight funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of six funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Directors of 11 funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary of each of the funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1997, Independent Directors' fees attributable to the assets of the Fund totaled approximately $1,542.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1997.


                                                COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                                                                              Total Compensation From
                                                                                              the Fund and Fund
                                    Aggregate Compensation            Pension or              Complex Payable to
                                    From the Fund Payable to          Retirement Benefits     Directors for the Fiscal
Name of Person,                     Directors for the                 Accrued as Part         Year Ended December 31,
Position                            Fiscal Year Ended                 of Fund Expenses        1997
                                    December 31, 1997
------------------------------------------------------------------------------------------------------------------------
Richard T. Hale, Chairman(1)        $0                                $0                      $0
Truman T. Semans, Director(1)       $0                                $0                      $0
Charles W. Cole, Jr., Director(1,2) $0                                $0                      $0
James J. Cunnane, Director          $234(3)                           (4)                     $39,000 for service on 13
                                                                                              Boards in the Fund
                                                                                              Complex
Robert S. Killebrew, Jr.,           $0                                $0                      $0
  Director (1,2)
John F. Kroeger, Director           $294                              (4)                     $49,000 for service on 13
                                                                                              Boards in the Fund
                                                                                              Complex
Louis E. Levy, Director             $234(3)                           (4)                     $39,000 for service on 13
                                                                                              Boards in the Fund
                                                                                              Complex
Eugene J. McDonald                  $234(3)                           (4)                     $39,000 for service on 13
  Director                                                                                    Boards in the Fund
                                                                                              Complex
Rebecca W. Rimel, Director          $239(3)                           (4)                     $39,000 for service on 11
                                                                                              Boards in the Fund
                                                                                              Complex(5)
Carl W. Vogt, Esq., Director(6)     $241(3)                           (4)                     $39,000 for service on 11
                                                                                              Boards in the Fund
                                                                                              Complex(5)

----------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2)     Retired as Director on August 14, 1997.
(3) Of amounts payable to Messrs. Cunnane, Levy, McDonald, Vogt, and to Ms. Rimel, no amount was deferred pursuant to the deferred compensation plan.
(4) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1997 was approximately $609.
(5) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a director.



        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has one Participant, a Director who retired on December 31, 1996 who qualified for the Retirement Plan by serving fourteen years as a Director in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1997 are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; for Ms. Rimel, 2 years; and for Mr. Vogt, 2 years.



Years of Service           Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------           -----------------------------------------------------------------

                                    Chairman of Audit Committee                 Other Participants
                                    ---------------------------                 ------------------

 6 years                                    $4,900                                    $3,900
 7 years                                    $9,800                                    $7,800
 8 years                                    $14,700                                   $11,700
 9 years                                    $19,600                                   $15,600
10 years or more                            $24,500                                   $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors and BT Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.


         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisor preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director, or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES


         On June 17, 1997 the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC, and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), both of which are described in greater detail below. The Investment Advisory and Sub-Advisory Agreements were approved by a vote of shareholders of the Fund on August 14, 1997. ICC is an indirect subsidiary of Bankers Trust Corporation. ICC is also the investment advisor to other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ABKB/LaSalle, a Maryland limited partnership, is a registered investment advisor that was formed on November 1, 1994 to acquire the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Reality Advisors Corporation. (See Investment Advisor and Sub-Advisor in the Prospectus).


         Under the Investment Advisory Agreement, ICC has agreed to obtain and evaluate economic, statistical and financial information and to formulate and implement investment policies for the Fund. ICC has delegated this latter responsibility to ABKB/LaSalle. Any investment program undertaken by ICC or ABKB/LaSalle will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABKB/LaSalle shall be liable to the Fund or its shareholders for any act or omission by ICC or ABKB/LaSalle or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABKB/LaSalle to the Fund are not exclusive and ICC and ABKB/LaSalle are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion exceeding $300 million. As compensation for its services, ABKB/LaSalle is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of that portion over $300 million.


         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Investment Advisory Agreement and the Sub-Advisory Agreement were most recently approved by the Board of Directors in the foregoing manner on September 16, 1997. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABKB/LaSalle for the last three fiscal years were as follows:


                                   Fiscal Year Ended December 31,
                                   ------------------------------
                            1997                   1996               1995
                            ----                   ----               ----
ICC                      $126,983(1)               $0(2)              $0(3)
ABKB/LaSalle              $80,292(4)             $3,163(4)            $0(4)
----------
1.       Net of fee waivers of $128,442.
2.       Net of fee waivers of $106,045 and expense reimbursements of $61,823.
3.       Net of fee waivers of $38,795 and expense reimbursements of $91,068.
4.       Net of fee waivers.

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's Custodian. (See "Custodian, Transfer Agent and Accounting Services.")



7.       DISTRIBUTION OF FUND SHARES


         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997. Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") was distributor of the Fund's Shares for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on March 27, 1998.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.


         As compensation for providing distribution services for the Class A Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to 0.25% of the Class A Shares' average daily net assets. ICC Distributors expects to allocate a substantial portion of its annual fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services for the Class B Shares as described above, ICC Distributors receives an annual fee equal to 0.75% of the Class B Shares' average daily net assets. ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. (See the Prospectus.) ICC Distributors receives no compensation for distributing the Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


                                                                  Fiscal Year Ended December 31,
                                                                  ------------------------------

                    Fee                            1997                    1996                     1995
                    ---                            ----                    ----                     ----
12b-1 Fee                                     $134,163(1)               $59,251(3)                $25,610(3,4)
Class B Shareholder Servicing Fee             $ 17,894(2)               $ 9,232(3,4)              $ 5,316(3,4)

-------------
1 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $79,839 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $54,324.
2 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $10,580 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $7,314.
3 Fees received by Alex. Brown, the Fund's distributor for the fiscal years ended December 31, 1996 and December 31, 1995.
4 For the period from January 3, 1995 (commencement of offering of Class B Shares) through December 31, 1996.

         In return for the distribution fees, ICC Distributors paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the class. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding class of Shares (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors will be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.

         The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales loads on the Flag Investors Class B Shares and retained from such commissions and sales charges the following amounts:


                                            Fiscal Year Ended December 31,
                                            ------------------------------
       Class                           1997                               1996                               1995
       -----                           ----                               ----                               ----
                              Received       Retained          Received            Retained          Received            Retained
                              --------       --------          --------            --------          --------            --------
Class A                     $264,345(1)      $124,308(3)      $224,818(5)        $152,214(5)        $ 57,368(5)        $ 57,368(5)
Commissions
Class B                     $168,550(2)      $ 61,341(4)      $137,648(5,6)      $124,915(5,6)      $116,236(5,6)      $116,236(5,6)
Contingent
Deferred Sales
Charge

-------------

(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $197,926 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $66,419.

(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $97,703 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $70,847.

(3) Of commissions received, Alex. Brown retained $124,308 and ICC Distributors retained $0, respectively.

(4) Of sales charges received, Alex. Brown retained $61,341 and ICC Distributors retained $0, respectively.

(5) By Alex. Brown, the Fund's distributor for the fiscal years ended December 31, 1996 and December 31, 1995.

(6) For the period from January 3, 1995 (commencement of offering of Class B Shares) through December 31, 1996.


General Information


         The Fund pays all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABKB/LaSalle.



8.       BROKERAGE


         The Advisors are responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC and ABKB/LaSalle may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which such an affiliate acts as a principal, nor will the Fund buy or sell over-the-counter securities with affiliates of the Advisors acting as market maker.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICC or ABKB/LaSalle to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by ICC or ABKB/LaSalle through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC or ABKB/LaSalle by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's or ABKB/LaSalle's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisors. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid to the affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABKB/LaSalle to furnish reports and to maintain records in connection with such reviews.

ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

                                     Fiscal Year Ended December 31,
                                     ------------------------------
                              1997                1996                  1995
                           -----------        -----------           -----------
Transactions Directed      $41,151,108        $16,906,535           $11,298,553
Commissions Paid             $73,026             $34,640              $25,703


         For the period from September 1, 1997 through December 31, 1997, the Fund paid commissions to BT Alex. Brown and its affiliates in the aggregate amount of $3,630 which represented 10.76% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.62% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. For the period from January 1, 1997 through August 31, 1997 and for the fiscal year ended December 31, 1996, the Fund paid Alex. Brown brokerage commissions in the aggregate amounts of $1,665 and $480, which represented 4.18% and 1.39% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.68% and 1.35% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1997, the Fund held a 6.25% repurchase agreement issued by Goldman Sachs & Co. valued at $1,225,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.



         ICC and ABKB/LaSalle each manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC or ABKB/LaSalle. ICC and ABKB/LaSalle may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.


9.       CAPITAL STOCK

         The Fund is authorized to issue 15 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated three classes of
Shares: "Flag Investors Real Estate Securities Fund Class A Shares," "Flag Investors Real Estate Securities Fund Class B Shares" and "Flag Investors Real Estate Securities Fund

Institutional Shares." In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 to December 31, 1997, Bankers Trust accrued $4,040 as compensation for providing custody services to the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services under a Master Services Agreement between the Fund and ICC. As compensation for providing transfer and dividend disbursing services, ICC receives from the Fund up to $15.62 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1997, such fees totaled $33,405. As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly as shown below.


         Average Net Assets                Incremental Annual Accounting Fee
         ------------------                ---------------------------------

$          0          -  $   10,000,000           $13,000(fixed fee)
$ 10,000,000          -  $   20,000,000               0.100%
$ 20,000,000          -  $   30,000,000               0.080%
$ 30,000,000          -  $   40,000,000               0.060%
$ 40,000,000          -  $   50,000,000               0.050%
$ 50,000,000          -  $   60,000,000               0.040%
$ 60,000,000          -  $   70,000,000               0.030%
$ 70,000,000          -  $  100,000,000               0.020%
$100,000,000          -  $  500,000,000               0.015%
$500,000,000          -  $1,000,000,000               0.005%
over $1,000,000,000                                   0.001%

         In addition, the Fund reimburses ICC for certain out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement.


         As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1997, ICC received fees of $36,237.


12.      INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P.


13.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

14.      PERFORMANCE INFORMATION


         The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

           n
    P(1 + T)    =   ERV

Where:   P      =   a hypothetical initial payment of $1,000
         T      =   average annual total return
         n      =   number of years (1, 5 or 10)
         ERV    =   ending redeemable value at the end of the 1-,
                    5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). In calculating the ending redeemable value for the Class A Shares, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1997 were as follows:

                                                 One-Year Period Ended                     Inception Through
                                                   December 31, 1997                       December 31, 1997
                                                  -------------------                     ------------------
                                              Ending              Average              Ending             Average
Class                                       Redeemable          Annual Total         Redeemable        Annual Total
-----                                         Value                Return              Value              Return
                                              -----                ------              -----              ------
Class A                                     $1,165.17              16.52%            $1,827.87            22.34%
January 3, 1995 +
Class B                                     $1,171.12              17.11%            $1,842.10            22.65%
January 3, 1995 +
Institutional                                  N/A                  N/A              $1,188.39            18.84%
March 31, 1997

         +    Inception Date.



         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

         The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Calculated in the manner described above, the Fund's yield for the 30-day period ended December 31, 1997 was 2.97% for the Class A Shares and 2.37% for the Class B Shares.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate was 35% for the fiscal year ended December 31, 1997 and 23% for the fiscal year ended December 31, 1996.


15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following shareholders owned of record or beneficially 5% or more of the Fund's total outstanding Shares, as of April 17, 1998:

                    Name and Address                            % Ownership
                    ----------------                            -----------

                    T Rowe Price TR*                               6.75%
                    Alex Brown & Sons Inc., Plan 100460
                    Flag Investors Real Estate Sec.
                    Attn:  Asset Recon
                    P.O. Box 17215
                    Baltimore, MD  21237-1215
                    ----------
                    * As of such date, BT Alex. Brown owned beneficially less
                      than 1% of such shares.

         Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares, as of April 23, 1998.


16.      FINANCIAL STATEMENTS


         See next page.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                        December 31, 1997

                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
------------------------------------------------------------------------------------
 COMMON STOCKS: 99.5%
Real Estate Investment Trusts: 89.5%
  Apartments: 19.0%
   43,000 Apartment Investment &
            Management Company                $36.75  $ 1,580,250   3.0%   $ 178,110
   48,400 Avalon Properties, Inc.              30.94    1,497,375   2.9      315,059
   42,900 Bay Apartment
            Communities, Inc.                  39.00    1,673,100   3.2      386,320
    9,800 Brandywine Realty Trust              25.13      246,225   0.5       35,840
   35,050 Equity Residential
            Properties Trust                   50.56    1,772,216   3.4      454,325
   29,300 Irvine Apartment
            Communities, Inc.                  31.81      932,106   1.8      277,120
   19,900 Oasis Residential, Inc.              22.31      444,019   0.9       (3,833)
   42,652 Post Properties, Inc.                40.63    1,732,758   3.3      241,809
                                                       ----------  ----   ----------
                                                        9,878,049  19.0    1,884,750

  Factory Outlets: 2.0%
   27,200 Chelsea GCA Realty, Inc.             38.19    1,038,700   2.0    181,224
                                                       ----------  ----   ----------

  Hotels: 14.3%
   38,300 American General
            Hospitality Corp.                  26.75    1,024,525   2.0       78,083
   35,500 FelCor Suite Hotels, Inc.            35.50    1,260,250   2.4      129,589
   83,701 Patriot American Hospitality, Inc.   28.81    2,411,635   4.6      840,465
   47,200 Starwood Lodging Trust               57.88    2,731,700   5.3    1,035,079
                                                       ----------  ----   ----------
                                                        7,428,110  14.3    2,083,216

  Manufactured Housing: 1.8%
   26,200 Sun Communities, Inc.                35.94      941,563   1.8      180,941
                                                       ----------  ----   ----------

  Office/Industrial: 36.5%
   46,600 Boston Properties, Inc.              33.06    1,540,712   3.0       84,611
   32,900 Commercial Net Lease Realty          17.87      588,087   1.1       89,064
   51,600 Crescent Real Estate
            Equities Company                   39.38    2,031,750   3.9      148,933
   97,500 Duke Realty Investments, Inc.        24.25    2,364,375   4.6      625,084
   82,479 Equity Office Properties Trust       31.56    2,603,271   5.0      484,630
   21,700 First Industrial Realty Trust, Inc.  36.12      783,912   1.5       59,132
   11,300 Great Lakes REIT, Inc.               19.44      219,644   0.4       42,959
   51,500 Highwoods Properties, Inc.           37.19    1,915,156   3.7      350,874

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
------------------------------------------------------------------------------------
 COMMON STOCKS (concluded)
Real Estate Investment Trusts (concluded)
  Office/Industrial (concluded)
   50,300 Mack-Cali Realty Corporation        $41.00  $ 2,062,300   4.0%  $  276,824
   40,800 Reckson Associates Realty Corp.      25.38    1,035,300   2.0       62,575
   60,000 Spieker Properties, Inc.             42.88    2,572,500   5.0      710,410
   36,700 Weeks Corporation                    32.00    1,174,400   2.3      118,210
                                                      -----------  ----   ----------
                                                       18,891,408  36.5    3,053,307

  Regional Malls: 3.7%
   18,200 Macerich Company                     28.50      518,700   1.0       24,865
   31,068 Simon DeBartolo Group, Inc.          32.69    1,015,535   2.0      160,140
   15,000 Trammel Crow Company                 25.75      386,250   0.7      123,750
                                                      -----------  ----   ----------
                                                        1,920,485   3.7      308,755

  Retail/Neighborhood and Community Centers: 7.5%
   25,900 Developers Diversified Realty
            Corporation                        38.25      990,675   1.9      149,956
   34,200 Federal Realty Investment Trust      25.75      880,650   1.7       19,591
   43,000 Vornado Realty Trust                 46.94    2,018,313   3.9      970,030
                                                      -----------  ----   ----------
                                                        3,889,638   7.5    1,139,577

  Self-Storage: 4.7%
   52,500 Public Storage, Inc.                 29.37    1,542,187   3.0      186,256
   23,100 Storage USA, Inc.                    39.94      922,556   1.7      109,897
                                                      -----------  ----   ----------
                                                        2,464,743   4.7      296,153

Real Estate Operating Companies: 10.0%
  Diversified: 0.8%
   35,500 Capital Trust - Class A*             11.25      399,375   0.8        9,362
                                                      -----------  ----   ----------

  Hotels: 5.7%
   17,000 CapStar Hotel Company*               34.31      583,312   1.1       (5,313)
  120,500 Host Marriott Corp.*                 19.63    2,364,813   4.6      362,840
                                                      -----------  ----   ----------
                                                        2,948,125   5.7      357,527

  Office/Industrial: 2.6%
   67,400 Catellus Development Corporation     20.00    1,348,000   2.6       90,082
                                                      -----------  ----   ----------

  Regional Malls: 0.9%
   14,000 The Rouse Company                    32.75      458,500   0.9       96,188
                                                      -----------  ----   ----------
Total Common Stocks
   (Cost $41,925,613)                                  51,606,695  99.5    9,681,082
                                                      -----------  ----   ----------

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                            December 31, 1997

                                                     Market       Percent
   Par                                                Value       of Net
  (000)           Security                          (Note 1)      Assets
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT: 2.4%
   $1,225 Goldman Sachs & Co., 6.25%
            Dated 12/31/97, to be repurchased at
            $1,225,425 on 1/2/98, collateralized by
            U.S. Treasury Notes with a market
            value of $1,249,772.
            (Cost $1,225,000)                       $ 1,225,000      2.4%
                                                    -----------    -----
Total Investment in Securities-- 101.9%
 (Cost $43,150,613)**                                52,831,695    101.9
Liabilities in Excess of Other Assets, Net             (976,298)    (1.9)
                                                    -----------    -----
Net Assets                                          $51,855,397    100.0%
                                                    ===========    =====
Net Asset Value and Redemption Price Per:
  Class A Share
    ($41,768,471 / 2,647,320 shares outstanding)         $15.78
                                                         ======
  Class B Share
    ($9,798,616 / 623,533 shares outstanding)            $15.71***
                                                         ======
  Institutional Share
    ($288,310 / 18,119 shares outstanding)               $15.91
                                                         ======

Maximum Offering Price Per:
  Class A Share
    ($15.78 / 0.955)                                     $16.52
                                                         ======
  Class B Share                                          $15.71
                                                         ======
  Institutional Share                                    $15.91
                                                         ======

--------
  *Non-income producing security.
 **Aggregate cost for federal tax purposes was $42,774,543.
***Redemption value is $15.09 following a maximum 4% contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                                         For the
                                                                        Year Ended
                                                                       December 31,
                                                                       ------------
                                                                           1997
-----------------------------------------------------------------------------------
Investment Income (Note 1):
   Dividends                                                            $1,967,342
   Interest                                                                 45,132
                                                                        ----------
        Total income                                                     2,012,474
                                                                        ----------

Expenses:
   Investment advisory fee (Note 2)                                        255,425
   Distribution fee (Note 2)                                               152,057
   Legal                                                                    69,887
   Accounting fee (Note 2)                                                  36,237
   Transfer agent fee (Note 2)                                              33,405
   Registration fees                                                        29,577
   Printing and postage                                                     28,799
   Organizational expense (Note 1)                                          27,771
   Audit                                                                    24,771
   Custodian fee (Note 2)                                                   13,846
   Directors' fees                                                           1,508
                                                                        ----------
         Total expenses                                                    673,283
   Less: Fees waived (Note 2)                                             (128,442)
                                                                        ----------
         Net expenses                                                      544,841
                                                                        ----------
   Net investment income                                                 1,467,633
                                                                        ----------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                          1,997,900
   Change in unrealized appreciation or depreciation of investments      4,596,911
                                                                        ----------
   Net gain on investments                                               6,594,811
                                                                        ----------

Net increase in net assets resulting from operations                    $8,062,444
                                                                        ==========


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                      For the Year Ended December 31,
-------------------------------------------------------------------------------------
                                                            1997           1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                 $ 1,467,633   $   832,831
   Net realized gain from security transactions            1,997,900       489,391
   Change in unrealized appreciation or
     depreciation of investments                           4,596,911     4,266,134
                                                         -----------   -----------
   Net increase in net assets resulting from operations    8,062,444     5,588,356
                                                         -----------   -----------

Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                       (1,271,684)     (600,459)
     Class B Shares                                         (238,106)     (158,265)
     Institutional Shares                                     (1,925)           --
   Net realized capital gains:
     Class A Shares                                       (1,205,375)     (314,488)
     Class B Shares                                         (274,879)      (82,650)
     Institutional Shares                                     (8,516)           --
   Return of capital:
     Class A Shares                                               --       (21,539)
     Class B Shares                                               --        (5,650)
     Institutional Shares                                         --            --
                                                         -----------   -----------
   Total distributions                                    (3,000,485)   (1,183,051)
                                                         -----------   -----------

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                           22,600,633    10,892,733
   Value of shares issued in reinvestment of dividends     2,621,448       974,878
   Cost of shares repurchased                             (3,539,713)   (1,349,523)
                                                         -----------   -----------
   Increase in net assets derived from
     capital share transactions                           21,682,368    10,518,088
                                                         -----------   -----------
   Total increase in net assets                           26,744,327    14,923,393

Net Assets:
   Beginning of year                                      25,111,070    10,187,677
                                                         -----------   -----------
   End of year                                           $51,855,397   $25,111,070
                                                         ===========   ===========


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                                                   For the Period
                                                For the Year     January 3, 1995(1)
                                                   Ended              through
                                                December 31,        December 31,
-----------------------------------------------------------------------------------
                                              1997          1996         1995
Per Share Operating Performance:
   Net asset value at beginning of period   $ 13.89       $ 11.20       $10.00
                                            -------       -------       ------
Income from Investment Operations:
   Net investment income                       0.52          0.61         0.56
   Net realized and unrealized gain
     on investments                            2.44          2.90         1.21
                                            -------       -------       ------
   Total from Investment Operations            2.96          3.51         1.77
                                            -------       -------       ------
Less Distributions:
   Distributions from net investment
     income                                   (0.60)        (0.58)       (0.49)(2)
   Distributions from net realized
     capital gains                            (0.47)        (0.22)       (0.05)
   Return of capital                             --         (0.02)       (0.03)(2)
                                            -------       -------       ------
   Total distributions                        (1.07)        (0.82)       (0.57)
                                            -------       -------       ------
   Net asset value at end of period         $ 15.78       $ 13.89       $11.20
                                            =======       =======       ======

Total Return(3)                               22.01%        32.70%       18.19%
Ratios to Average Daily Net Assets:
   Expenses(4)                                 1.25%         1.25%        1.25%(6,7)
   Net investment income(5)                    3.87%         5.29%        6.09%(6,7)
Supplemental Data:
   Net assets at end of period (000)        $41,773       $19,816       $7,171
   Portfolio turnover rate                       35%           23%          28%
   Average commissions per share(8)         $0.0479       $0.0475           --

-------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 1.58%, 2.28% and 3.25% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been 3.54%, 4.26% and 3.89% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95% for the period ended December 31, 1995.
(8) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                                    For the Period
                                                For the Year     January 3, 1995(1)
                                                   Ended              through
                                                December 31,        December 31,
-----------------------------------------------------------------------------------
                                              1997         1996         1995
Per Share Operating Performance:
   Net asset value at beginning of period  $ 13.84       $ 11.18       $10.00
                                           -------       -------       ------
Income from Investment Operations:
   Net investment income                      0.42          0.52         0.50
   Net realized and unrealized gain
     on investments                           2.42          2.89         1.20
                                           -------       -------       ------
   Total from Investment Operations           2.84          3.41         1.70
                                           -------       -------       ------
Less Distributions:
   Distributions from net investment
     income                                  (0.50)        (0.51)       (0.42)(2)
   Distributions from net realized
     capital gains                           (0.47)        (0.22)       (0.05)
   Return of capital                            --         (0.02)       (0.05)(2)
                                           -------       -------       ------
   Total distributions                       (0.97)        (0.75)       (0.52)
                                           -------       -------       ------
   Net asset value at end of period        $ 15.71       $ 13.84       $11.18
                                           =======       =======       ======

Total Return(3)                              21.11%        31.67%       17.40%
Ratios to Average Daily Net Assets:
   Expenses(4)                                2.00%         2.00%        2.00%(6,7)
   Net investment income(5)                   3.12%         4.46%        5.39%(6,7)
Supplemental Data:
   Net assets at end of period (000)       $ 9,799       $ 5,295       $3,016
   Portfolio turnover rate                      35%           23%          28%
   Average commissions per share(8)        $0.0479       $0.0475           --

-------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.33%, 3.03% and 4.05% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79%, 3.43% and 3.09% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25% for the period ended December 31, 1995.
(8) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Institutional Shares
(For a share outstanding throughout the period)

                                                            For the Period
                                                          March 31, 1997(1)
                                                         through December 31,
--------------------------------------------------------------------------------
                                                                 1997
Per Share Operating Performance:
   Net asset value at beginning of period                       $14.19
                                                                ------
Income from Investment Operations:
   Net investment income                                          0.47
   Net realized and unrealized gain
     on investments                                               2.14
                                                                ------
   Total from Investment Operations                               2.61
                                                                ------

Less Distributions:
   Distributions from net investment income                      (0.42)
   Distributions from net realized
     capital gains                                               (0.47)
                                                                ------
   Total distributions                                           (0.89)
                                                                ------
Net asset value at end of period                                $15.91
                                                                ======

Total Return                                                     18.84%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                    1.00%(4)
   Net investment income(3)                                       4.30%(4)
Supplemental Data:
   Net assets at end of period (000)                            $  288
   Portfolio turnover rate                                          35%(4)
   Average commissions per share                                $ 0.0479

-------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.39% (annualized) for the period ended December 31, 1997.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.91% (annualized) for the period ended December 31, 1997.
(4) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified open-end investment management company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both commenced January 3, 1995, and Institutional Shares, which commenced March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares do not have a sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. As of December 31, 1997, there were no Board valued securities.

     B. REPURCHASE AGREEMENTS-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 1--concluded

        separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

        The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced operations.

        Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends consists of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million.

     As compensation for its subadvisory services, ICC pays ABKB/LaSalle a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.

     ICC has voluntarily agreed to waive its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. For the year ended December 31, 1997, ICC waived fees of $128,442.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $36,237 for accounting services for the year ended December 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $33,405 for transfer agent services for the year ended December 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to December 31, 1997, the Fund accrued $4,040 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), which is not related to ICC, an annual

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--concluded

fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the year ended December 31, 1997, distribution fees aggregated $152,057, of which $80,482 was attributable to the Class A Shares and $71,575 was attributable to the Class B Shares. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors and earned $32,382 for Class A Shares and $29,256 for Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1997 was $609, and the accrued liability was $1,090.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 5 million Institutional and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                     Class A Shares
                                              ----------------------------
                                                  For the       For the
                                                Year Ended     Year Ended
                                              Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                      1,256,866      807,325
Shares issued to shareholders on
   reinvestment of dividends                       146,244       63,818
Shares redeemed                                   (182,922)     (84,104)
                                               -----------  -----------
Net increase in shares outstanding               1,220,188      787,039
                                               ===========  ===========

Proceeds from sale of shares                   $18,297,796  $ 9,428,874
Value of reinvested dividends                    2,192,511      787,477
Cost of shares redeemed                         (2,675,100)  (1,047,300)
                                               -----------  -----------
Net increase from capital share transactions   $17,815,207  $ 9,169,051
                                               ===========  ===========

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 3--concluded

                                                     Class B Shares
                                              ----------------------------
                                                  For the       For the
                                                Year Ended    Year Ended
                                              Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                        272,248      124,181
Shares issued to shareholders on
   reinvestment of dividends                        28,690       15,254
Shares redeemed                                    (60,099)     (26,509)
                                                ----------   ----------
Net increase in shares outstanding                 240,839      112,926
                                                ==========   ==========

Proceeds from sale of shares                    $4,002,637   $1,463,859
Value of reinvested dividends                      428,928      187,401
Cost of shares redeemed                           (864,613)    (302,223)
                                                ----------   ----------
Net increase from capital share transactions    $3,566,952   $1,349,037
                                                ==========   ==========

                                           Institutional Shares
                                              For the Period
                                             March 31, 1997(1)
                                             to Dec. 31, 1997
                                           --------------------

Shares sold                                         18,118
Shares issued to shareholders on
   reinvestment of dividends                             1
Shares redeemed                                          0
                                                  --------
Net increase in shares outstanding                  18,119
                                                  ========

Proceeds from sale of shares                      $300,200
Value of reinvested dividends                            9
Cost of shares redeemed                                  0
                                                  --------
Net increase from capital share transactions      $300,209
                                                  ========

-------
(1) Commencement of operations.

     On December 31, 1997, one shareholder held 6% of the Fund's shares outstanding.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $33,724,551 and sales of investment securities aggregated $13,379,969 for the year ended December 31, 1997.

     On December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $10,066,289, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,146.

NOTE 5--Net Assets

     On December 31, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                 $33,508,319
   Class B Shares                                                   7,625,255
   Institutional Shares                                               300,209
Undistributed net investment income                                   376,070
Accumulated net realized gain from security transactions              364,462
Unrealized appreciation of investments                              9,681,082
                                                                  -----------
                                                                  $51,855,397
                                                                  ===========
NOTE 6--Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Real Estate Securities Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC and a new Sub-Advisory Agreement among the Fund, ICC and ABKB/LaSalle. The new agreements are substantially the same as the former agreements. In addition, shareholders elected the following Directors: James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl W. Vogt.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Board of Directors of Flag Investors Real Estate Securities Fund, Inc.:

We have audited the accompanying statement of net assets of Flag Investors Real Estate Securities Fund, Inc., (the "Fund"), as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1997 and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the respective periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.

Philadelphia, Pennsylvania
January 29, 1998

Appendix

         The following descriptions or ratings have been published by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

--------------------------------------------------------------------------------

Description of Commercial Paper Ratings


         S&P - Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect an "strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.


         Moody's - Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

--------------------------------------------------------------------------------

Description of Corporate Bond Ratings


         S&P - AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's- Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.





                                       A-2